BASIC ASSET BACKED SECURITIES TRUST 2006-1,

Owner

WELLS FARGO BANK, N.A.

Securities Adminstrator

and

BICEP OWNER TRUST

BICEP OWNER TRUST II

Sellers

and

LASALLE BANK, NATIONAL ASSOCIATION

Custodian

U.S. BANK NATIONAL ASSOCIATION

Trustee

CUSTODIAL AGREEMENT

As of April 7, 2006

TABLE OF CONTENTS

Page

Section 1.

Definitions

1

Section 2.

Deposit of Purchased Mortgage Loans; Effecting a Transaction.

4

Section 3.

Certification of Documentation; Delivery of Documents.

4

Section 4.

Obligations of Custodian

6

Section 5.

Reserved

8

Section 6.

Future Defects

9

Section 7.

Release of Mortgage Files

9

Section 8.

Reserved

10

Section 9.

Fees of Custodian

10

Section 10.

Removal of Custodian With Respect to Some or All of the

Purchased Mortgage Loans

10

Section 11.

Examination and Copies of Mortgage Files

10

Section 12.

Insurance of Custodian

11

Section 13.

No Adverse Interest of Custodian

11

Section 14.

Termination by Custodian

11

Section 15.

Limitation on Liability

11

Section 16.

Indemnification of Custodian

12

Section 17.

Indemnification of Owner and Seller

13

Section 18.

Obligations of the Custodian Regarding Genuineness

of Documents

13

Section 19.

Periodic Statements

14

Section 20.

Shipment of Documents

14

Section 21.

Authorized Representatives

14

Section 22.

Obligations of Custodian With Respect to the Trust Receipts

14

Section 23.

Representations and Warranties

15

Section 24.

Governing Law

15

Section 25.

Notices

15

Section 26.

Successors and Assigns

16

Section 27.

Reproduction of Documents

16

Section 28.

Entire Agreement

16

Section 29.

Counterparts

16

Section 30.

Submission to Jurisdiction

16

Section 31.

WAIVER OF JURY TRIAL

17

Section 32.

Reserved.

17

Section 33.

Confidential Information.

17

EXHIBITS

EXHIBIT A	RESERVED
EXHIBIT B	SUBMISSION PACKAGE	Ex. B-1
EXHIBIT C	RESERVED
EXHIBIT D	RESERVED
EXHIBIT E	LIMITED POWER OF ATTORNEY	Ex. E-1
EXHIBIT F-1	MORTGAGE FILE	Ex. F-1-1
EXHIBIT F-2	AUDITED FIELDS SCHEDULE	Ex. F-2-1
EXHIBIT G	FORM OF REQUEST FOR RELEASE OF DOCUMENTS
	AND RECEIPT	Ex. G-1
EXHIBIT H-1	FORM OF CUSTODIAN’S INITIAL CERTIFICATION	Ex H-1-1
EXHIBIT H-2	FORM OFCUSTODIAN’S FINAL CERTIFICATION	Ex. H-2-1
EXHIBIT I	FORM OF TRUST RECEIPT	Ex. I-1
EXHIBIT J	WAREHOUSE LENDER RELEASE	Ex J-1
EXHIBIT K	RESERVED
EXHIBIT L	FORM OF LOST NOTE AFFIDAVIT	Ex. L-1
EXHIBIT M	AUTHORIZED REPRESENTATIVES OF THE
	CUSTODIAN	Ex. M-1
EXHIBIT N	AUTHORIZED REPRESENTATIVES OF THE SELLER	Ex. N-1
EXHIBIT O	AUTHORIZED REPRESENTATIVES OF THE TRUSTEE	Ex. O-1
EXHIBIT P	SERVICING CRITERIA TO BE ADDRESSED IN
	ASSESSMENT OF COMPLIANCE	Ex. P-1

THIS AGREEMENT, dated as of April 7, 2006, as amended from time to time, by and among BASIC ASSET BACKED SECURITIES TRUST 2006-1 (the “Owner”), having an address at  60 Livingston Avenue, St. Paul Minnesota 55107, U.S. BANK NATIONAL ASSOCIATION, as Trustee, having an address at 60 Livingston Avenue,  St. Paul, Minnesota 55107, WELLS FARGO BANK, N.A., as Securities Administrator, P. O. Box 98, Columbia, MD 21046, BICEP OWNER TRUST and BICEP OWNER TRUST (the “Sellers”), having an address at 553 Capital Drive, Lake Zurich, IL 60047, and LaSalle Bank, National Association (the “Custodian”), having an address at 2571 Busse Road, Suite 200, Elk Grove Village, Illinois 60007.

W I T N E S S E T H:

WHEREAS, the Owner and the Sellers are entering into a transaction (a “Transaction”) in which the Owner shall purchase from the Sellers certain Mortgage Loans, as provided in a trust agreement dated as of March 1, 2006 (the “Trust Agreement”), by and among BancCap Asset Securitization Issuance Corporation, as depositor, Ocwen Loan Servicing, LLC, as Servicer, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, and U.S. Bank National Association, as Trustee;

WHEREAS, the Custodian is authorized to act as Custodian pursuant to this Agreement, and has agreed to act as custodian/bailee for hire for Owner and Seller in order to effect the Transaction on its behalf, all as more particularly set forth herein;

WHEREAS, on the Closing Date, Sellers shall deliver Purchased Mortgage Loans to the Custodian; and

WHEREAS, the Sellers have agreed to deliver or cause to be delivered to the Custodian certain documents with respect to the Purchased Mortgage Loans in accordance with the terms and conditions hereof.

NOW, THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

Section 1.

Definitions.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

“Agency”:  Freddie Mac or Fannie Mae, as applicable.

 “Agreement”:  This Custodial Agreement and all amendments and attachments hereto and supplements hereof.

“Assignment of Mortgage”:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein.

“Authorized Representative”:  Shall have the meaning set forth in Section 21 hereof.

 “Business Day”:  Any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed.

“Closing Date”:  April 7, 2006.

 “Custodian”:  LaSalle Bank, National Association or any successor in interest or assigns, or any successor to the Custodian under this Agreement as herein provided.

“Custodial Mortgage Loan Schedule”:  An electronic schedule list of Purchased Mortgage Loans and exceptions delivered by the Custodian to the Trustee, reflecting the Mortgage Loans held by the Custodian for the benefit of the Owner, setting forth the information described in the definition of Mortgage Loan Schedule in the Trust Agreement.  The Custodial Mortgage Loan Schedule shall set forth the Mortgage Loans being purchased by the Owner.

 “Fannie Mae”:  Fannie Mae and any successor thereto.

 “Freddie Mac”:  Freddie Mac and any successor thereto.

  “Limited Power of Attorney”:  A limited power of attorney, in the form of Exhibit E, executed by Seller and delivered to Custodian, authorizing Custodian to prepare Mortgage Note endorsements in the form indicated thereon.

“Master Servicer”: Wells Fargo Bank,N.A., or its successors in interest or assigns.

“MERS Mortgage Loan”:  Any Purchased Mortgage Loan registered with MERS on the MERS System.

“MERS System”:  The system of recording transfers of mortgages electronically maintained by MERS.

“MIN”:  The mortgage identification number for any MERS Mortgage Loan.

“MOM Loan”:  Any Purchased Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

“Mortgage”:  The mortgage, deed of trust or other instrument securing a Mortgage Note.

“Mortgage File”:  The items pertaining to a particular Mortgage Loan which are referred to in Exhibit F-1.

“Mortgage Loan”:  A mortgage loan which has been sold by the Seller to the Owner, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note and related Mortgage and (ii) all right, title and interest of Seller in and to the Mortgaged Property covered by such Mortgage.

“Mortgage Loan Schedule”:  An electronic schedule of Mortgage Loans setting forth the information described in the definition of Mortgage Loan Schedule in the Trust Agreement which reflects the Mortgage Loans delivered by the Sellers to the Custodian on the Closing Date.

“Mortgage Note”:  The original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Loan.

“Mortgaged Property”:  The real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

“Mortgagor”:  The obligor on a Mortgage Note.

“Owner”:  BASIC Asset Backed Securities Trust 2006-1, or its successor in interest or assigns.

 “Person”:  Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof.

 “Purchased Mortgage Loans”:  The Mortgage Loans sold by Seller to Owner in the Transaction.

“Release Payment”:  The amount necessary to effectuate a release under a Warehouse Lender’s Release.

“Request for Certification”:  A request and the Mortgage Loan Schedule supplied by Seller to Custodian electronically in an appropriate data layout, regarding all Purchased Mortgage Loans.

“Request for Release of Documents and Receipt”:  A written request for the release of documents and receipt in the form of Exhibit G hereto.

“Sellers”:  BICEP Owner Trust and BICEP Owner Trust, or their successors in interest or assigns.

“Servicer”:  Ocwen Loan Servicing, LLC, or its successors in interest or assigns.

“Submission Package”:  The documents listed on Exhibit B-1, which shall be delivered by Seller to Custodian.

 “Trust Receipt”:  A trust receipt issued by the Custodian evidencing the Purchased Mortgage Loans it holds, in the form attached hereto as Exhibit I, and delivered to the Trustee by the Custodian in accordance with Section 3 hereof.

“Trustee”:  U.S. Bank National Association, not in its individual capacity but solely as Trustee under the Trust Agreement, or its successors in interest or assigns.

“Warehouse Lender”:  Any lender providing financing to Seller for the purpose of originating Mortgage Loans, which lender prior to the Closing Date has a security interest in such Mortgage Loans as collateral for the obligations of Seller to such lender.

“Warehouse Lender’s Release”:  A letter, in the form of Exhibit J, from a Warehouse Lender to Owner, conditionally releasing all of Warehouse Lender’s right, title and interest in certain Mortgage Loans identified therein upon payment to Warehouse Lender.

“Written Instructions”:  Written communications received by Custodian from an Authorized Representative of the Trustee or the Seller, including communications received in electronic format.

Section 2.

Deposit of Purchased Mortgage Loans; Effecting a Transaction.

(a)

Seller may, before the Closing Date, deliver to Custodian a Limited Power of Attorney; provided, however, that Custodian shall have no responsibility or obligation to act under such Limited Power of Attorney.

(b)

(i) At least two Business Days prior to the Closing Date, Seller shall deposit with Custodian (a) a Request for Certification (copy to the Trustee), and (b) the Mortgage Files.

(c)

From and including the Closing Date, and until delivery to Custodian of written notice from both the Trustee and Seller, Custodian shall hold the Purchased Mortgage Loans in trust for the exclusive benefit of Owner and shall not act upon Written Instructions of the Trustee or Seller to deliver the Purchased Mortgage Loans other than as expressly provided in this Agreement.  Prior to the Closing Date, Custodian shall hold the Delivered Mortgage Loans in trust for the exclusive benefit of the applicable Warehouse Lender.

(d)

All Mortgage Loan documents delivered to the Custodian shall have been placed by Seller or its representative in an appropriate file folder, properly secured, and clearly marked with the name of the Mortgagor and the loan number (the “Loan Number”).

Section 3.

Certification of Documentation; Delivery of Documents.

(a)

Upon receipt by Custodian of the Request for Certification, Custodian shall ascertain whether it is in possession of the Mortgage File for each Delivered Mortgage Loan identified on the Request for Certification and shall no later than 3:00 p.m. Eastern time on the Business Day prior to the Closing Date, provide to the Trustee and Seller a Custodial Mortgage Loan Schedule via electronic mail, relating to each Delivered Mortgage Loan based on Custodian’s review of the related Mortgage File pursuant to this Section 3.  Custodian shall issue to the Trustee by 3 p.m. Eastern time a Custodial Mortgage Loan Schedule electronically or by fax and identifying all Delivered Mortgage Loans and treat such Delivered Mortgage Loans as Purchased Mortgage Loans pursuant to this Agreement.  A physical Custodial Mortgage Loan Schedule with original signatures shall be sent via facsimile, followed by overnight delivery for th e next Business Day to the Trustee (as specified in Section 25 of this Agreement).  Custodian hereby acknowledges that at the time it issues the Custodial Mortgage Loan Schedule, it is making an express representation and warranty to the Trustee that it has reviewed the items contained in the Mortgage File listed on the Request for Certification as specified in Sections 3(a) and (b) with respect to the related Mortgage Loan.

(b)

Prior to the delivery of the Custodial Mortgage Loan Schedule by Custodian and upon receipt of the Mortgage File for each Delivered Mortgage Loan:

(i)

Custodian shall review the documents in each Mortgage File to verify whether all are complete and appear regular on their face, whether each such document purporting to be an original appears on its face to be so, and whether each copy appears on its face to be a complete copy of its original.  Custodian shall confirm that, with respect to each Delivered Mortgage Loan:

(A)

each document required by this Agreement to be in the Mortgage File is in Custodian’s possession;

(B)

the Mortgage Note is endorsed “Pay to the order of___________ without recourse” and signed in the name of applicable Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the applicable Seller;

(C)

each signature on the Mortgage Note is original and does not materially differ from the name typed below the signature line it appears on;

(D)

the information on Schedule F-3 which is contained on the Mortgage Note conforms to the related Mortgage Loan Schedule;

(E)

all signatures on the Mortgage properly relate to the Mortgage Note, the Custodian has examined the Mortgage for the completions of any required notarization, acknowledgement of witness and has verified that any rider or addendum properly relates to the Mortgage and that the signatures on any rider or addendum match the signatures on the Mortgage;

(F)

the Mortgagor name on the Assignment of Mortgage agrees with the related Mortgage Loan Schedule; and

(G)

the original or certified copies of the recorded intervening assignments of the Mortgage, if applicable, notice of transfer or equivalent instrument (each, an “Intervening Assignment”), show a complete chain of assignment from the originator and the Mortgagor name  on the assignment agrees with the related Mortgage Loan Schedule.

(ii)

If Custodian determines that the documents in the Mortgage File for a Delivered Mortgage Loan conform in all respects with Section 3(b)(i), Custodian shall include such Mortgage Loan in the Custodial Mortgage Loan Schedule issued to the Trustee; provided, however, that if Custodian determines that the documents contained in the Mortgage File for any Mortgage Loan conform in all respects with Section 3(b)(i) except that the endorsement of the Mortgage Note is missing, Custodian may, but shall not be obligated, to prepare and execute such endorsement pursuant to the Limited Power of Attorney.  If the documents required in any Mortgage File do not conform in all respects with Section 3(b)(i) or are missing and/or do not conform, Custodian shall not include such Mortgage Loan in any Custodial Mortgage Loan Schedule.  Custodian shall notify the applicable Seller and the Trustee of any documents that are missing, incomplete on their face or patently inconsistent and of any Mortgage Loans that do not satisfy the criteria listed above.  Seller shall promptly deposit such missing documents with Custodian or complete or correct the documents as required by Section 3(a) or remove the related Mortgage File from the Request for Certification.  On or prior to the Closing Date and as a condition to purchase, Custodian shall deliver to the Trustee an electronic Custodial Mortgage Loan Schedule to the effect that the Custodian has received the Mortgage File for each Purchased Mortgage Loan on the Mortgage Loan Schedule and as to each Mortgage File, specifying any document delivered and any original document that has not been received, and verifying the items listed in this Section 3(b).

(c)

As outlined in Section 3(a), Custodian shall deliver to the Trustee, no later than 3:00 p.m. Eastern Time on the Business Day prior to the Closing Date, electronically or via facsimile followed by overnight courier, a Custodial Mortgage Loan Schedule having appended thereto a schedule of all Mortgage Loans with respect to which Custodian has completed the procedures set forth in Sections 3(a) and 3(b)(i) hereof and certify that it is holding each related Mortgage File for the benefit of Owner in accordance with the terms hereof.

(d)

In addition to the foregoing, the Custodian shall deliver to the Trustee, no later than 3:00 p.m., New York City time on the Business Day prior to the Closing Date, a Trust Receipt with a Custodial Mortgage Loan Schedule attached thereto.

(e)

The Seller shall promptly forward to Custodian original documents evidencing an assumption, modification, consolidation or extension of any Purchased Mortgage Loan or a certified true copy of any such document submitted for recordation, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation.  The Custodian shall review, record on its system and file all such recorded documents within 7 Business Days of receipt.

Section 4.

Obligations of Custodian.  (a)  On and after the Closing Date, with respect to the Mortgage Files, and other documents delivered to Custodian or which come into the possession of Custodian, Custodian is the custodian for Owner, exclusively.  The Custodian shall hold all documents received by it for the exclusive use and benefit of Owner, and shall make disposition thereof only in accordance with this Agreement and the Written Instructions furnished by the Trustee.  The Custodian shall segregate and maintain continuous custody of the Mortgage Files and the Submission Packages in secure and fire resistant facilities in accordance with customary standards for such custody.

The Custodian shall review each Mortgage File on or before the Closing Date, and certify to the Trustee, the Securities Administrator, the NIMS Insurer, if any, the Depositor and the Servicer in substantially the form attached hereto as Exhibit H-1 that, as to each Mortgage Loan listed in the Custodial Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification), (i) all documents constituting part of such Mortgage File required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by the Custodian and are not mutilated, torn or defaced unless initialed by the related borrower and relate to such Mortgage Loan and (iii) based on the Custodian’s examination and only as to the foregoing, the information set f orth in the Mortgage Loan Schedule that corresponds to items (i), (ii), (ix), (xii), (xiv) (to the extent of the Periodic Rate Cap for the first Adjustment Date and subsequent Adjustment Dates) and (xvi) of the definition of “Mortgage Loan Schedule” accurately reflects information set forth in the Mortgage File.  It is herein acknowledged that, in conducting such review, the Custodian is not  under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose (including with respect to Section 2.01(f) of the Trust Agreement, whether such title insurance policy (a) contains all necessary endorsements, (b) insures the priority of the Mortgage as a first lien or (c) whether the interest vested in the Mortgagor is a fee interest) or whether they have actually been recorded or that they are other than what they purport to be on their face or (i i) to determine whether any Mortgage File should include any of the documents specified in clause (e) of Section 2.01 of the Trust Agreement.

Within 180 days of this Agreement, the Custodian shall deliver to the Trustee, the Securities Administrator, the NIMS Insurer, if any, the Depositor and the Servicer a final certification in the form annexed as Exhibit H-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

(b)

The Custodian shall promptly notify the Trustee if (i) Custodian has actual knowledge that any mortgage, pledge, lien, security interest or other charge or encumbrance has been placed on any accounts maintained by Seller with Custodian or on the Mortgage File or the Submission Package; or (ii) the representation, warranty and covenant contained in Section 23(d) below were to become untrue or incorrect at any time during the term of this Agreement.

(c)

On or before March 15th of each calendar year that the Trust is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, beginning with March 15, 2007, the Custodian shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Custodian), which is a member of the American Institute of Certified Public Accountants, to furnish to the Program Administrator, the Depositor, the Securities Administrator and Master Servicer a report to the effect that such firm that attests to, and reports on, the assessment made by such asserting party pursuant to Section 4(d) below, which report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board.

(d)

On or prior to the Closing Date, the Custodian shall deliver to the Sellers, the Master Servicer and the Depositor a certification in the form of Exhibit P attached hereto regarding the items it will address in its assessment of compliance with the servicing criteria under this Section 4(d).  On or before March 15th of each calendar year that the Trust is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, beginning with March 15, 2007, the Custodian shall deliver to the Seller, the Master Servicer and the Depositor a report regarding its assessment of compliance with the servicing criteria identified in Exhibit P attached hereto, as of and for the period ending the end of the fiscal year ending no later than December 31 of the year prior to the year of delivery of the report, with respect to asset-backed security transactions taken as a whole in which the Custodian is performin g any of the servicing criteria specified in Exhibit P and that are backed by the same asset type backing such asset-backed securities.  Each such report shall include (a) a statement of the party’s responsibility for assessing compliance with the servicing criteria applicable to such party, (b) a statement that such party used the criteria identified in Item 1122(d) of Regulation AB (§ 229.1122(d)) to assess compliance with the applicable servicing criteria, (c) disclosure of any material instance of noncompliance identified by such party, and (d) a statement that a registered public accounting firm has issued an attestation report on such party’s assessment of compliance with the applicable servicing criteria, which report shall be delivered by the Custodian as provided in this Section 4(d).

(e)

The Custodian has not and shall not engage any Subcontractor which is “participating in the servicing function” within the meaning of Item 1122 of Regulation AB without (a) giving notice to the Sellers, the Trustee, the Master Servicer and the Depositor, and (b) requiring any such Subcontractor to provide to the Custodian an attestation report as provided for in Section 4(c) above and an assessment report as provided for in Section 4(d) above, which reports the Custodian shall include in the Custodian’s attestation and assessment reports.

(f)

As to any Deleted Mortgage Loan for which an Originator substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the related Originator (or Guarantor, as applicable) delivering to the Custodian, for such Qualified Substitute Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon together with an Officers’ Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Adjustments (as described below), if any, in connection with such substitution.  The Custodian shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, review such documents as specified in subsection (a) and deliver to the Depositor, the Trustee, the Securitie s Administrator, the Servicer and the NIMS Insurer, if any, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially in the form attached hereto as Exhibit H-1, with any applicable exceptions noted thereon.  Within 180 days of the date of substitution, the Custodian shall deliver to the Depositor, the Trustee, the Securities Administrator, the NIMS Insurer, if any, and the Servicer a certification substantially in the form of Exhibit H-2 hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon.

Section 5.

Reserved.

Section 6.

Future Defects.  During the term of this Agreement, if Custodian discovers any defect with respect to the Mortgage Files, Custodian shall give written specification of such defect to Seller and the Trustee.

Section 7.

Release of Mortgage Files.  Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, or upon the repurchase of a Mortgage Loan from the Trust, the Servicer will promptly notify the Custodian holding the related Mortgage File by a certification in the form of Exhibit G (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to the Servicing Agreement have been or will be so deposited) of a Servicing Representative and shall request delivery to it of the related Mortgage File.  Upon receipt of such certification and request, the Custodian shall promptly release the related Mortgage File to the Servicer.  The Custodian shall update its records to reflect the release of the applicable Purchased Mortgage Loan, with evidence delivered to the Trustee thereof.

From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Custodian shall, upon request of the Servicer and delivery to the Custodian of a Request for Release in the form of Exhibit G, release the related Mortgage File to the Servicer, and the Custodian, on behalf of the Trustee, shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings and the Servicer shall retain such Mortgage File in trust for the benefit of the Certificateholders.  Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Custodian when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non judicially, and the Servicer has delivered to the Custodian a certificate of a Servicing Representative certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  Upon receipt of a certificate of a Servicing Representative stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Custodial Account have been so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Custodian to the Servicer or its designee.

At any time that the Servicer is required to deliver to the Custodian a Request for Release, the Servicer shall deliver two copies of the Request for Release, if delivered in hard copy or the Servicer may furnish such Request for Release electronically to the Custodian, in which event the Servicing Officer transmitting the same shall be deemed to have signed the Request for Release.  In connection with any Request for Release of a Mortgage File because of a repurchase of a Mortgage Loan, such Request for Release shall be followed by an assignment of mortgage executed by the Owner, prepared by and at the request of the Servicer or Master Servicer, without recourse, representation or warranty from the Owner to the Seller and the related Mortgage Note shall be endorsed without recourse by the Owner (if not in blank) and be returned to the Seller.  In connection with any Request for Release o f a Mortgage File because of the payment in full of a Mortgage Loan, such Request for Release shall be accompanied by a certificate of satisfaction or other similar instrument to be executed by or on behalf of the Owner  and returned to the Servicer.

Section 8.

Reserved.

Section 9.

Fees of Custodian.  Custodian shall charge such fees for its services under this Agreement as are set forth in a separate agreement between Custodian and the Securities Administrator, the payment of which fees shall be solely the obligation of the Securities Administrator.

Section 10.

Removal of Custodian With Respect to Some or All of the Purchased Mortgage Loans.  With cause, the Trustee may from time to time, with the consent of Seller, remove and discharge Custodian from the performance of its duties under this Agreement with respect to any or all of the Purchased Mortgage Loans by written notice from the Trustee to Custodian, with a copy to Seller.  Having given notice of such removal, the Trustee promptly shall, by written instrument (one original counterpart of which instrument shall be delivered to Seller and an original to any successor Custodian):

(i)

appoint a successor Custodian to act on behalf of Owner to replace Custodian under this Agreement, provided that, if no Event of Default shall have occurred, Seller shall approve such successor Custodian, which approval shall not be unreasonably withheld, and that any appointment of a successor Custodian which is an affiliate of Seller shall be null and void;

(ii)

designate a document custodian to receive the Mortgage Files with respect to the Purchased Mortgage Loans removed from this Agreement, or

(iii)

take delivery of the Mortgage Files with respect to the Purchased Mortgage Loans removed from this Agreement.  In the event of any such removal, Custodian shall promptly transfer to the successor Custodian, as directed, all affected Mortgage Files.  In the event of any appointment of a successor Custodian under this Agreement, Seller shall be responsible for the fees of the successor Custodian hereunder.  Notwithstanding the foregoing, this Agreement shall remain in full force and effect with respect to any Purchased Mortgage Loans for which this Agreement is not terminated hereunder.

Section 11.

Examination and Copies of Mortgage Files.  (a)  Upon reasonable prior notice to Custodian, Seller, the Trustee and their agents, accountants, attorneys, auditors and prospective purchasers will be permitted during normal business hours to examine the Mortgage Files and any other documents, records and papers in the possession of or under the control of Custodian relating to any or all of the Purchased Mortgage Loans or the Delivered Mortgage Loans.

(b)

Upon the request of Seller or the Trustee and at the cost and expense of Seller or the Owner, as the case may be, Custodian shall provide Seller or the Trustee, as the case may be, with copies of the Mortgage Notes, Mortgages, Assignment of Mortgages and other documents relating to one or more of the Purchased Mortgage Loans.

Section 12.

Insurance of Custodian.  At its own expense, Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance.  All such insurance shall be in amounts, with standard coverage and subject to lowest available deductibles, all as is customary for insurance typically maintained by banks which act as Custodian and with insurance companies reasonably acceptable to Seller.  The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgaged-Backed Securities Selling Guide and the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Seller’s & Servicer’s Guide.  A certificate of the respective insurer as to each such policy, with a copy of such policy attached, shall be furnished to Seller, upon request, containing the statement of the insurer or endorsement evidencing that such insurance shall not terminate prior to receipt by Seller, by registered mail, of 30 days’ prior written notice thereof.

Section 13.

No Adverse Interest of Custodian.  By execution of this Agreement, Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Delivered Mortgage Loan or Purchased Mortgage Loan, and hereby waives and releases any such interest which it may have in any Delivered Mortgage Loan or Purchased Mortgage Loan as of the date hereof.  The Delivered Mortgage Loans and the Purchased Mortgage Loans shall not be subject to any security interest, lien or right of set-off by Custodian or any third party claiming through Custodian, and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Purchased Mortgage Loans.

Section 14.

Termination by Custodian.  Unless required to terminate earlier by applicable law or regulation, after the expiration of the 180-day period commencing on the Closing Date, Custodian may terminate its obligations under this Agreement upon at least 90 days’ notice to the Trustee and Seller.  The costs associated with the termination of this Agreement by Custodian, including all costs associated with the transfer of the Mortgage Files shall be borne by Custodian, unless such termination is due to the nonpayment of custodial fees, provided that such costs shall not include any higher custodial fees paid by the Securities Administrator to a successor Custodian.

Section 15.

Limitation on Liability.  (a)  Neither Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own negligence, lack of good faith or willful misconduct.

(b)

The Custodian shall have responsibility only for the Mortgage Files and any other documents which have been actually delivered to it and which have not been released to Seller, the Owner, or their respective assignees or their respective agents or designees in accordance with this Agreement.  The standard of care to be exercised by Custodian in the performance of its duties under this Agreement shall be to exercise the same degree of care as Custodian exercises when it holds mortgage loan documents as security for its own loans or warehouse loans.  Custodian is an agent, bailee and custodian only and is not intended to be, nor shall it be construed to be (except only as agent, bailee and custodian), a representative, trustee or fiduciary of, or for, Seller, Owner or assignee.  Custodian shall not be bound in any way by any agreement or contract other than this Agreement and the exhibits and schedules heret o and any other agreement to which it is a party.  Custodian shall not be required to ascertain or inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement and the exhibits and schedules hereto.  Custodian disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of Custodian.

(i)

Throughout the term of this Agreement, Custodian shall have no responsibility for ascertaining the value, collectability, insurability, enforceability, effectiveness, recordability, or suitability of any Mortgage Loan, the title of any party therein, the validity or adequacy of the security afforded thereby, or the validity of this Agreement (except as to Custodian’s authority to enter into this Agreement and to perform its obligations hereunder).

(ii)

Other than as otherwise expressly provided herein, Custodian shall not be under any duty to examine or pass upon the genuineness, validity or legal sufficiency of any of the documents constituting part of any Mortgage File, and shall be entitled to assume that all documents constituting part of such files are genuine and valid and that they are what they purport to be, and that any endorsements or assignments thereof are genuine and valid.

(iii)

No provision of this Agreement shall require Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

    (iv)

Custodian is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for Custodian’s compensation or for reimbursement of expenses.

Section 16.

Indemnification of Custodian.  Seller and Owner agree to indemnify, defend and hold Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorneys’ fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against Custodian because of the breach by Custodian of its obligations hereunder, which breach was caused by negligence, lack o f good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees.  The foregoing indemnification shall survive any termination of this Agreement.

Section 17.

Indemnification by the Custodian.  In the event that Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Purchased Mortgage Loan that was in its possession pursuant to this Agreement within two (2) Business Days after required or requested by the Trustee (a “Custodial Delivery Failure”), and provided, that (i) Custodian previously delivered to the Trustee a Custodial Mortgage Loan Schedule with respect to such document; (ii) such document is not outstanding pursuant to a Request for Release of Documents and Receipt in the form annexed hereto as Exhibit G; and (iii) such document was assigned or sold to Owner, then Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to the Trustee upon request, a Lost Note Affidavit in the form of Exhibit L annexed hereto and (b) with respect to any missing document related to such Purchased Mortgage Loan including but not limited to, a missing Mortgage Note, indemnify Owner in accordance with the succeeding paragraph of this Section 17.  Custodian agrees to indemnify and hold the Owner and the Sellers and their designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of such Custodial Delivery Failure or the Custodian’s negligence, willful misconduct, or lack of good faith.  The foregoing indemnification shall survive any termination or assignment of the Custodial Agreement.

The Custodian agrees to indemnify and defend, from the Custodian’s own funds, and hold the Trust and the Sellers, including their directors, affiliates, officers, agents, and employees, harmless against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them directly relating to or arising out of the Custodian’s breach of this Agreement, negligence, lack of good faith or willful misconduct, or based upon the engagement of any Subcontractor in violation of Section 4(e) or any failure by the Custodian to deliver any information, report, certification, accountants’ letter or other material when and as required under this Agreement, including any report under Sections 4(c) or 4(d).

The indemnification set forth in this section shall survive any termination of this Agreement and the termination, resignation or removal of the Custodian.

Section 18.

Obligations of the Custodian Regarding Genuineness of Documents.  In the absence of bad faith on the part of Custodian, Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to Custodian, reasonably believed by Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement, but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to Custodian, Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Agreeme nt, provided that, notwithstanding the foregoing, the Custodian is not required to determine if any document is in recordable form.

Section 19.

Periodic Statements.  Custodian shall periodically provide to the Trustee or Seller, as the case may be, those reports, including a list of all the Purchased Mortgage Loans for which the Custodian holds a Mortgage File pursuant to this Agreement, as Trustee and Custodian mutually agree.  Seller shall be entitled to copies of such reports upon reasonable request.  By March 15 (April 1 during each year in which a 10-K is not required to be filed for the Trust) of each year, commencing in March 2007, the Custodian, at its own expense, shall furnish or otherwise make available, and shall cause any Servicing Function Participant (as defined in the Servicing Agreement) engaged by it to furnish, each at its own expense, to the Securities Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria, in compliance with Section 5.03 of the Servicing Agreement.< /P>

Section 20.

Shipment of Documents.  Written Instructions as to the method of shipment and shipper(s) that Custodian is directed to utilize in connection with transmission of Mortgage Files in the performance of the Custodian’s duties hereunder shall be delivered by Seller to Custodian prior to any shipment of any Mortgage Files hereunder.  Seller will arrange for the provision of such services at its sole cost and expense (or, at Custodian’s option, reimburse Custodian for all costs and expenses incurred by Custodian consistent with such instructions) and will maintain such insurance against loss or damage to the Mortgage Files as Seller deems appropriate.  Without limiting the generality of the provisions of Section 17 above, it is expressly agreed that in no event shall Custodian have any liability for any losses or damages to any person, arising out of actions of Custodian in accordance with instructions of the Seller, unless such performance constitutes negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees.

Section 21.

Authorized Representatives.  Each individual designated as an authorized representative of the Custodian, the Seller and the Trustee (each, an “Authorized Representative”), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Custodian, the Seller and the Trustee, respectively, and the specimen signature for each such Authorized Representative of the Custodian, the Seller and the Trustee initially authorized hereunder is set forth on Exhibits M, N and O, respectively.  From time to time, Custodian, Seller and Trustee may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit ..

Section 22.

Obligations of Custodian With Respect to the Trust Receipts.

(a)

The Custodian shall keep a register of Trust Receipts issued acceptable to the Owner in its sole discretion, including the Purchased Mortgage Loans to which the Trust Receipts related, acceptable to Owner in its sole discretion.  Each Trust Receipt, upon initial issuance or reissuance, shall be dated the date of such issuance or reissuance and shall evidence the receipt and possession by Custodian on behalf of Owner, of the Trust Receipt of the Mortgage Files and Owner’s right to possess those Mortgage Files, and the Custodian shall not be affected by notice of any facts to the contrary.  No Trust Receipt shall be valid for any purpose unless substantially in the form set forth in Exhibit I to this Agreement and executed by manual signature of an authorized officer of the Custodian.  Such signature upon any Trust Receipt shall be concl usive evidence, and the only evidence, that such Trust Receipt has been duly delivered under this Agreement.  Trust Receipts bearing the manual signatures of individuals who were, at the time when such signatures where affixed, authorized to sign on behalf of Custodian shall bind Custodian, notwithstanding that such individuals have ceased to be so authorized prior to the delivery of those Trust Receipts.  Each physical Trust Receipt shall have attached thereto a Custodial Mortgage Loan Schedule with respect to the applicable Purchased Mortgage Loans.

(b)

In the event that (i) any mutilated Trust Receipt is surrendered to Custodian, or Custodian receives evidence to its satisfaction of the destruction, loss or theft of any Trust Receipt and (ii) there is delivered to Custodian such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to Custodian that such Trust Receipt has been acquired by a bona fide purchaser, Custodian shall execute and deliver a new Trust Receipt to such purchaser in exchange for or in lieu of any such mutilated, lost or stolen Trust Receipt.

Section 23.

Representations and Warranties.  Custodian represents and warrants to the Owner that:

(a)

Custodian has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(b)

no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

(c)

this Agreement has been duly executed and delivered on behalf of Custodian and constitutes a legal, valid and binding obligation of Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law); and

(d)

it is not controlled by, under common control with or otherwise affiliated with or related to Seller.

Section 24.

Governing Law.  This Agreement shall be governed by the internal laws of the State of New York, without giving effect to the conflict of laws principles thereof.

Section 25.

Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, including other telecommunication or electronic device capable of transmitting or creating a written record directly to the office of the recipient, when received by the recipient party at the address shown on the first page hereof, or at such other addresses as may hereafter be furnished to the other parties by like notice.

Notices provided to Owner or the Trustee shall be directed as follows:  U.S Bank National Association, 60 Livingston Avenue,  EP-MN-WS3D, St. Paul, Minnesota 55107, Attn: Structured Finance/BancCap 2006-1.

Notices provided to Custodian shall be directed as follows:  LaSalle Bank, National Association, 2571 Busse Road, Suite 200, Dock 49, Elk Grove Village, Illinois 60007, Attention:  Mark Jerva.

Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt, or in the case of or other telecommunication or electronic device, the date noted on the confirmation of such transmission).

Section 26.

Successors and Assigns.  This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  This Agreement shall not be assigned by either Seller or Owner without the prior written consent of the other.

Section 27.

Reproduction of Documents.  This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 28.

Entire Agreement.  This Agreement, together with the Exhibits, Annexes and other writings referred to herein or delivered pursuant hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

Section 29.

Counterparts.  For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

Section 30.

Submission to Jurisdiction.  With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and (b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party.  Nothing herein will be deemed to preclude any party hereto from bringing an action or proceeding in respect of this A greement in any jurisdiction other than as set forth in this Section 30.

Section 31.

WAIVER OF JURY TRIAL.  EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 32.

Reserved.

Section 33.

Confidential Information.

(a)

The Custodian shall implement and maintain an appropriate security program, including appropriate physical, electronic and procedural safeguards, to (i) ensure the security and confidentiality of Confidential Information, (ii) protect against any threats or hazards to the security or integrity of Confidential Information, and (iii) prevent unauthorized access to or use of Confidential Information.  The Custodian shall not use Confidential Information except to perform the services set forth herein, and shall not disclose Confidential Information to anyone except its employees who are performing services for the Owner pursuant to this Agreement.  The Custodian shall immediately notify the Trustee (i) of any disclosure or use of any Confidential Information in breach of this Agreement and (ii) of any disclosure of any Confidential Information to the Custodian where the purpose of such disclosure is not known to th e Custodian.  The Trustee shall have the right, upon reasonable advance notice, to review the Custodian’s policies and procedures used to maintain the security and confidentiality of Confidential Information, to audit the Custodian for compliance with such policies and procedures and the terms of this Agreement, and to conduct virus scans of the Custodian’s computer system.

(b)

At the Trustee’s direction and in the Trustee’s sole discretion at any time, the Custodian shall immediately return to the Trustee any or all Confidential Information.  Upon termination or expiration of this Agreement, the Custodian shall immediately return to the Trustee any and all Confidential Information which it has received under this Agreement and shall destroy all records of such Confidential Information.

(c)

For purposes of this Agreement, “Confidential Information” shall mean all confidential or proprietary information regarding the Owner and/or any information with respect to any Mortgagor and/or any Delivered Mortgage Loan or the related Mortgage File as required to be kept confidential in accordance with applicable law and any information with respect to another party obtained pursuant to this Agreement, and any other information contained in the Mortgage Loan Schedule.  “Confidential Information” shall not include information that:  (i) becomes generally available to and known by the public other than as a result of disclosure by the Custodian; (ii) was available to the Custodian on a non-confidential basis prior to its disclosure to the Custodian by or at the direction of the Trustee; or (iii) becomes available to the Custodian from a source other than the Trustee, provided that the Custodi an has no knowledge that such source is prohibited from disclosing such information to the Custodian by a contractual, legal or fiduciary obligation to the Trustee.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Owner, Sellers, the Securities Administrator and Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

BASIC ASSET BACKED SECURITIES TRUST 2006-1,  BY U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS OWNER

By:

     /s/ Shannon Rantz

Name: Shannon Rantz

Title: Vice President

BICEP OWNER TRUST

Seller

By:

     /s/ Sterling C. Correia

Name: Sterling C. Correia

Title: Vice President

BICEP OWNER TRUST II

Seller

By:

     /s/ Sterling C. Correia

Name: Sterling C. Correia

Title: Vice President

LASALLE BANK, NATIONAL ASSOCIATION

Custodian

By:

     /s/ Mark. J. Jerva

Name: Mark J. Jerva

Title: Vice President

WELLS FARGO BANK, N.A.

Securities Administrator

By:

     /s/ Amy Doyle

Name: Amy Doyle

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION

Trustee

By:

     /s/ Shannon Rantz

Name: Shannon Rantz

Title: Vice President

EXHIBIT B

SUBMISSION PACKAGE

With respect to each Purchased Mortgage Loan Seller shall deliver and release to Custodian the following documents:

(i)

The original Mortgage Note endorsed, “Pay to the order of ___________________, without recourse” and signed in the name of Seller by an authorized officer of Seller; (if applicable), evidencing a complete chain of title from the originator to Seller; any original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement; and if the Mortgage Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an officer’s certificate (or a certificate from the recorder’s office) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in t he appropriate records of the jurisdiction in which the related Mortgaged Property is located;

(ii)

A Mortgage meeting one of the following requirements:

(A)

The original Mortgage bearing evidence that the Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

(B)

A copy of the Mortgage together with an officer’s certificate, or a certificate from the recorder’s office, certifying that such copy represents a true and correct reproduction of the original Mortgage and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the Mortgaged Property is located; or

(C)

With respect to any MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

(iii)

If Seller did not originate the Mortgage Loan, all original intervening assignments duly executed and acknowledged and in recordable form, which together with the Assignment of Mortgage, evidence the chain of mortgage assignments from the originator of the Mortgage Loan to Seller, and/or two copies of each such intervening mortgage assignments, each copy together with an officer’s certificate, or a certificate from the recorder’s office, certifying that such copy represents a true and correct reproduction of the original of such instrument and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction where the Mortgaged Property is located;

(iv)

In the case of each Mortgage Loan that is not a MERS Mortgage Loan, an original Assignment of Mortgage, in blank, in recordable form but unrecorded signed in the name of Seller by an authorized officer;

(v)

A Warehouse Lender’s Release, from any Warehouse Lender having a security interest in the Mortgage Loans, addressed to the Owner, releasing any and all right, title and interest in such Mortgage Loans; and

(vi)

[Each Mortgage Loan, as identified by Seller, relating to a Mortgage Note with original principal amount in excess of 80% of the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan, either (A) an original of the certificate/commitment of primary mortgage insurance policy, issued by an insurer acceptable to FNMA or FHLMC, without verification of the expiration date thereon, or (B) an Officer’s Certificate (which may be a blanket Officer’s Certificate of Seller covering all such Mortgage Loans), certifying that an appraisal report has been obtained by Seller which shows that the appraised value of the Mortgaged Property is such that the outstanding principal balance of such Mortgage Note is less than 80% of such appraised value;].

EXHIBIT E

LIMITED POWER OF ATTORNEY

Reference is hereby made to the Custodial Agreement (the “Agreement”), dated April [  ], 2006, among LaSalle Bank, National Association (“Custodian”), BASIC ASSET BACKED SECURITIES TRUST 2006-1 (the “Owner”), Wells Fargo Bank, N.A. (“Securities Administrator”) and BICEP Owner Trust and BICEP Owner Trust II (“Sellers”).  Any capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Agreement.

Know all people by these presents, that Seller, a corporation organized and existing under the laws of the State of ____, does hereby make, constitute and appoint, ______, ______, or ______, or any officer assigned to the [Corporate Trust Group] (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, any Assistant Secretary, any trust officer or any other officer of Custodian customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the Agreement, each acting singly and independently of the other, as its true and lawful attorney for it and in its name, place and stead to endorse a Mortgage Note that has not otherwise been endorsed as follows:

“Pay to the order of ___________

By:

Its:  Attorney-in-Fact”

provided, however, a Mortgage Note shall only be endorsed pursuant to this Power of Attorney pursuant to the terms and conditions set forth in Section 3(b)(ii) of the Agreement.

EXHIBIT F-1

MORTGAGE FILE

Mortgage File:  With respect to each Purchased Mortgage Loan, the following original documents constituting an original mortgage file:

(i)

  the original Mortgage Note as required pursuant to the applicable Submission Package;

(ii)

  the original of any guarantee executed in connection with the Mortgage Note (if any);

(iii)

  for each Mortgage Loan which is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon or copies certified by an authorized officer of Seller or the recording agent to have been sent for recording;

(iv)

  for each Mortgage Loan that is a MERS Mortgage Loan, the original Mortgage noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon or a copy of the Mortgage certified by an authorized officer of Seller or the public recording office in which such Mortgage has been recorded;

(v)

  the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon or copies certified by an authorized officer of Seller to have been sent for recording;

(vi)

  for each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment of Mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording but not recorded.  (in the event that the Mortgage Loan was acquired by the Seller in a merger, the assignment must be by:  “BICEP Owner Trust, successor by merger to [name of predecessor]”; in the event that the Mortgage Loan was acquired or originated by Seller while doing business under another name, the assignment must be in the following form:  “BICEP Owner Trust, formerly known as [previous name]”;

(vii)

  the originals of all intervening assignments of mortgage with evidence of recording thereon or copies certified by an authorized officer of Seller to have been sent for recording;

(viii)

  the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, a copy of the preliminary title report, binder or commitment to insure certified by an authorized officer of Seller to be true and correct;

(ix)

  if applicable, the original policy of primary mortgage insurance, or if such insurance is provided by a master policy, a copy of the master policy certified by an authorized officer of the Seller to be true and correct and the original certificate of insurance;

(x)

  the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

    (xi)

  Any other documents which relate to the Mortgage Loan which have been delivered to Custodian.

EXHIBIT F-2

Audited Fields Schedule

1.

Primary Borrower Last Name

2.

Primary Borrower First Name

3.

Co-Borrower Last Name *

4.

Co-Borrower First Name *

5.

Property Address

6.

City

7.

State

8.

Zip Code

9.

County

10.

Product Type/Code

11.

Original Principal Balance (if provided by Owner)

12.

Closing Date

13.

First Payment Date

14.

Maturity Date

15.

Loan Type (adjustable, fixed, etc)

16.

Lien Position

17.

Amortization Term

EXHIBIT G

REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To:

LaSalle Bank, National Association

2571 Busse Road, Suite 200

Dock 49

Elk Grove Village, Illinois 60007

Attention: Mark Jerva

Re:

The Custodial Agreement, dated as of April 7, 2006 (the “Custodial Agreement”), among BASIC ASSET BACKED SECURITIES TRUST 2006-1 (the “Owner”), Wells Fargo Bank, N.A. (“Securities Administrator”), BICEP Owner Trust and BICEP Owner Trust II (“Seller”), and LaSalle Bank, National Association (“Custodian”)

In connection with the administration of the Purchased Mortgage Loans held by you as the Custodian on behalf of the Owner, we request the release, and acknowledge receipt, of the (Mortgage File/[specify documents]) for the Purchased Mortgage Loan described below, for the reason indicated.

Mortgagor’s Name, Address & Zip Code:

Purchased Mortgage Loan Number:

Reason for Requesting Documents (check one)

___1.	Purchased Mortgage Loan Paid in Full. (The Seller hereby certifies that all amounts received in connection therewith have been credited to the Owner.)
___2.	Repurchase of Purchased Mortgage Loan pursuant to a breach of a Representation under the Repurchase Agreement. (The Seller hereby certifies that the repurchase price has been credited to the Owner.)
___3.	Required for Servicing of Mortgage Loan
___4.	Other (explain) (Custodian required to have prior written consent of Owner prior to release of the Mortgage File)

If box 1 or 2 above is checked, and if the Mortgage File was previously released to us, please release to us our previous Request and Receipt on file with you.

By:

Name:

Title:

Acknowledgment of Documents returned to

  the Custodian:

[                                                                        ]

Custodian

By:

Name:

Title:

Date:

EXHIBIT H-1

FORM OF CUSTODIAN’S INITIAL CERTIFICATION

[Date]

 BancCap Asset Securitization Issuance Corp.

553 Capital Drive

Lake Zurich, IL  60047

U.S Bank National Association

60 Livingston Avenue

EP-MN-WS3D

St. Paul, Minnesota 55107

Attn: Structured Finance/BancCap 2006-1

Ocwen Loan Servicing, LLC

1661 Worthington Road

West Palm Beach, FL  33409

Wells Fargo Bank, N.A.

P. O. Box 98

Columbia, MD 21046

Re:

The Custodial Agreement, dated as of April 7, 2006 (the “Custodial Agreement”), among BASIC ASSET BACKED SECURITIES TRUST 2006-1 (the “Owner”), Wells Fargo Bank, N.A. (“Securities Administrator”), BICEP Owner Trust and BICEP Owner Trust II (“Seller”), and LaSalle Bank, National Association (“Custodian”)

BASIC Asset Backed Securities Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Ladies and Gentlemen:

Pursuant to Section 4(a) of Custodial Agreement, the undersigned, as Custodian, hereby acknowledges receipt of each Mortgage File and certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed hereto as not being covered by this certification), (i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(e) of Trust Agreement) required to be delivered to it pursuant to the Trust Agreement are in its possession, (ii) such documents have been reviewed by it and are not mutilated, torn or defaced unless initialed by the related borrower and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i), (ii), (ix), (x ii), (xiv) (to the extent of the Periodic Rate Cap for the first Adjustment Date and subsequent Adjustment Dates) and (xvi) of the definition of “Mortgage Loan Schedule” of the Trust Agreement accurately reflects information set forth in the Mortgage File.

The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability due authorization, recordability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

La Salle Bank, N.A. as Custodian

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

EXHIBIT H-2

FORM OFCUSTODIAN’S FINAL CERTIFICATION

[Date]

BancCap Asset Securitization Issuance Corp.

553 Capital Drive

Lake Zurich, IL  60047

U.S Bank National Association

60 Livingston Avenue

EP-MN-WS3D

St. Paul, Minnesota 55107

Attn: Structured Finance/BancCap 2006-1

Ocwen Loan Servicing, LLC

1661 Worthington Road

West Palm Beach, FL  33409

Wells Fargo Bank, N.A.

P. O. Box 98

Columbia, MD 21046

Re:

The Custodial Agreement, dated as of April 7, 2006 (the “Custodial Agreement”), among BASIC ASSET BACKED SECURITIES TRUST 2006-1 (the “Owner”), Wells Fargo Bank, N.A. (“Securities Administrator”), BICEP Owner Trust and BICEP Owner Trust II (“Seller”), and LaSalle Bank, National Association (“Custodian”)

BASIC Asset Backed Securities Trust 2006-1 Mortgage Pass-Through Certificates, Series 2006-1

Ladies and Gentlemen:

In accordance with Section 4(a) of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it or a Custodian on its behalf has received:

(a)

the original Mortgage Note, endorsed in blank or in the following form: “Pay to the order of Securities Administrator, as Securities Administrator under the applicable agreement, without recourse,” with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee or a copy of such original Mortgage Note with an accompanying Lost Note Affidavit executed by the Seller;

(b)

the original Mortgage with evidence of recording thereon, and a copy, certified by the appropriate recording office, of the recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

(c)

an original Assignment in blank;

(d)

the original recorded Assignment or Assignments showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Securities Administrator or in blank;

(e)

the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

(f)

the original lender’s title insurance policy, together with all endorsements or riders issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company.

The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Custodial Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Trust Agreement.

LASALLE BANK N.A.., as Custodian

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

EXHIBIT I

TRUST RECEIPT

(date)

U.S Bank National Association

60 Livingston Avenue,  EP-MN-WS3D

St. Paul, Minnesota 55107

Attn: Structured Finance/BancCap 2006-1

Re:

The Custodial Agreement, dated as of April 7, 2006 (the “Custodial Agreement”), among BASIC ASSET BACKED SECURITIES TRUST 2006-1 (the “Owner”), Wells Fargo Bank, N.A. (“Securities Administrator”), BICEP Owner Trust and BICEP Owner Trust II (“Seller”), and LaSalle Bank, National Association (“Custodian”)

Ladies and Gentlemen:

In accordance with the provisions of Section 3 of the Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Purchased Mortgage Loan described in the attached Custodial Mortgage Loan Schedule (other than any Purchased Mortgage Loan paid in full or any Purchased Mortgage Loan listed on the attachment hereto) it shall hold such Purchased Mortgage Loans for the exclusive benefit of the Owner and (i) with respect to each Purchased Mortgage Loan, it has reviewed the Mortgage File and has determined that (A) all documents required to be delivered to it pursuant to the Custodial Agreement are in its possession; (B) such documents have been reviewed by it and appear regular on their face and relate to such Purchased Mortgage Loan; (C) based on its examination and only as to the foregoing documents, the information set forth in the Custodial Mortgage Loa n Schedule respecting such Purchased Mortgage Loan is correct; and (D) each Mortgage Note in its possession has been endorsed as provided in the Custodial Agreement.  The Custodian makes no representations as to:  (i) the validity, legality, enforceability or genuineness of any of the Purchased Mortgage Loans identified on the Custodial Mortgage Loan Schedule, (ii) whether any Purchased Mortgage Loan was acquired in a merger, or (ii) the collectability, insurability, effectiveness, recordability or suitability of any such Purchased Mortgage Loan.

Each Custodial Mortgage Loan Schedule covering all Purchased Mortgage Loans, delivered to the Trustee by the Custodian shall supersede and cancel the previously delivered Custodial Mortgage Loan Schedule attached to the Trust Receipt, and shall control and be binding upon the parties hereto.

Custodian

By:

Name:

Title:

EXHIBIT J

WAREHOUSE LENDER’S RELEASE

U.S Bank National Association

60 Livingston Avenue,  EP-MN-WS3D

St. Paul, Minnesota 55107

Attn: Structured Finance/BancCap 2006-1

Ladies and Gentlemen:

We hereby release all right, interest or claim of any kind with respect to the mortgage loan(s) referenced below, such release to be effective automatically without any further action by any party, upon payment in full, in one or more installments, from [Warehouse Lender Name], in accordance with the wire instructions which we delivered to you in a letter dated _____ __, ____, in immediately available funds, of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearest $0.01) multiplied by C.*

Loan	Mortgagor	Street Address	City	State	Zip

Very truly yours,

[WAREHOUSE LENDER]

By:

Name:

Title:

*A = weighted average trade price

B = principal amount of the mortgage loans

C = 1 minus the discount set forth on the related confirmation

EXHIBIT L

FORM OF LOST NOTE AFFIDAVIT

I, as ___________________________ (title) of LaSalle Bank, National Association (the “Custodian”), am authorized to make this Affidavit on behalf of LaSalle Bank, National Association.  In connection with the administration of the Purchased Mortgage Loans held by LaSalle Bank, National Association as Custodian on behalf of BASIC Asset Backed Securities Trust 2006-1 (the “Investor”), _______________ (hereinafter called “Deponent”), being duly sworn, deposes and says that:

1.

Custodian’s address is:

LaSalle Bank, National Association

2571 Busse Road

Suite 200, Dock 49

Elk Grove Village, Illinois 60007

Attention:  Mark Jerva

2.

Such Mortgage Note and/or Assignment or Mortgage is not outstanding pursuant to a Request for Release of Documents and Receipt;

3.

Aforesaid Mortgage Note and/or Assignment of Mortgage (hereinafter called the “Original”) has been lost;

4.

Deponent has made or has caused to be made diligent search for Original and has been unable to find or recover same;

5.

The Custodian was the Custodian of the Original at the time of loss; and

6.

Deponent agrees that, if said Original should ever come into Custodian’s possession, custody or power, Custodian will immediately and without consideration surrender Original to the Owner or its agent.

7.

Attached hereto is a true and correct copy of (i) the Mortgage Note, endorsed in blank by the borrower, and (ii) the Mortgage which secures the Mortgage Note, which Mortgage or Deed of Trust is recorded at ___________________

8.

Deponent hereby agrees that the Custodian shall indemnify and hold harmless the Owner, its successors, and assigns, against any loss, liability or damage, including reasonable attorney’s fees, resulting from the unavailability of any Mortgage Notes, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that it has already purchased a Mortgage Loan evidenced by the Lost Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Purchased Mortgage Loan evidenced by the Lost Note, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the “ Losses”).

9.

This Affidavit is intended to be relied on by the Owner, its successors, and assigns and _______________________ represents and warrants that it has the authority to perform its obligations under this Affidavit of Lost Note.

EXECUTED THIS ____ day of _______, 200_, on behalf of the Custodian by:

______________________________________

Signature

_______________________________________

Typed Name

On this _________ day of _______________________, 200_, before me appeared ____________________________________________, to me personally know, who being duly sworn did say that she/he is the ______________________________ of ______________________, and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said _____________________________ acknowledged this instrument to be the free act and deed of said corporation.

Notary Public in and for the

State of

My Commission expires:                                        .

EXHIBIT M

AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

EXHIBIT N

AUTHORIZED REPRESENTATIVES OF THE SELLER

EXHIBIT O

AUTHORIZED REPRESENTATIVES OF THE TRUSTEE

Brian Giel

Derek Klein

Diane Reynolds

Eve D. Kaplan

Michelle Moeller

Samil Sengil

Shannon M. Rantz

Tanveer Ashraf

Toby Robillard

EXHIBIT P

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

Key:

X - obligation

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Reg AB Reference	Servicing Criteria	Servicer	Custodian	Trustee	Master Servicer	Securities Adminis- trator
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.		X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements		X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.		X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.